Exhibit 5.11

September 11, 2013

ADS Waste Holdings, Inc.

90 Fort Wade Road

Pointe Vedra, Florida 32801

Re: Registration Statement on Form S-4 of ADS Waste Holdings, Inc.

Ladies and Gentlemen:

We have acted as special Delaware counsel for Harmony Landfill, LP, a Delaware limited partnership (the “Guarantor”), in connection with the preparation and filing by ADS Waste Holdings, Inc., a Delaware corporation and the indirect parent of the Guarantor (the “Company”), of a registration statement on Form S-4 (the “Registration Statement”) with the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the issuance of the Company’s 8  1⁄4% Senior Notes due 2020 (the “Exchange Notes”) and the full and unconditional guarantees, on a senior unsecured basis, as to the payment of principal and interest on the Exchange Notes (the “Exchange Note Guarantees”) by each of the entities listed in the Registration Statement as guarantors, which includes the Guarantor. Pursuant to the prospectus forming a part of the Registration Statement (the “Prospectus”), the Company is offering to exchange (the “Exchange Offer”) up to $550,000,000 aggregate principal amount of Exchange Notes for a like amount of its outstanding 8  1⁄4% Senior Notes due 2020 issued on October 9, 2012 (the “Old Notes”), which have not been registered under the Securities Act, and to exchange the Exchange Note Guarantees for the full and unconditional guarantees, on a senior unsecured basis, as to the payment of principal and interest on the Old Notes by the guarantors. The Exchange Notes and the Exchange Note Guarantees will be registered under the Securities Act as set forth in the Registration Statement and will be issued upon consummation of the Exchange Offer pursuant to an indenture, dated as of October 9, 2012, among ADS Waste Escrow Corp., and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the Supplemental Indenture, dated as of November 20, 2012, among the Guarantor, the other guarantors (as defined therein) and the Trustee. At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of executed or conformed counterparts, or copies otherwise proved to our satisfaction, of the following:

(a) The Certificate of Limited Partnership of the Guarantor (under the name Eagle Environmental II, L.P.), dated June 28, 1996, as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”) on July 1, 1996;

ADS Waste Holdings, Inc.

September 11, 2013

(b) The Amended and Restated Certificate of Limited Partnership of the Guarantor (under the name Eagle Environmental II, L.P.), dated January 22, 2007, as filed in the office of the Secretary of State on January 29, 2007, as amended by the Certificate of Amendment thereto, as filed in the office of the Secretary of State on October 24, 2012, as further amended by the Certificate of Amendment thereto (changing its name to Harmony Landfill, LP), dated July 19, 2013, as filed in the office of the Secretary of State on July 22, 2013 (as so amended, the “LP Certificate”);

(c) The Amended and Restated Agreement of Limited Partnership of the Guarantor (under the name Eagle Environmental II, L.P.), dated January 17, 2007, as amended by the Amendment to Amended and Restated Agreement of Limited Partnership of the Guarantor, dated September 11, 2013 (as so amended, the “LP Agreement”);

(d) The Written Consent of the General Partner of the Guarantor (under the name Eagle Environmental II, L.P.), dated November 20, 2012; the Written Consent of the General Partner of the Guarantor, date September 11, 2013 (jointly, the “Consent”);

(e) The Registration Statement;

(f) The Indenture, including the Exchange Note Guarantees;

(g) A form of the Exchange Notes (the “Notes”);

(h) A Certificate of Fact, dated as of September 11, 2013, by ADS Waste Holdings, Inc., relating to the Guarantor; and

(i) A Certificate of Good Standing for the Guarantor, dated September 9, 2013, obtained from the Secretary of State.

The Indenture and the Notes are hereinafter jointly referred to as the “Opinion Documents.”

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (i) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (i) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed that (i) all signatures on documents examined by us are genuine, (ii) all documents submitted to us as originals are authentic, and (iii) all documents submitted to us as copies conform with the original copies of those documents.

ADS Waste Holdings, Inc.

September 11, 2013

For purposes of this opinion, we have assumed (i) that the LP Agreement, the LP Certificate and the Consent are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, the due organization, due formation or due creation, as the case may be, and valid existence in good standing of the Guarantor and each other party to the documents examined by us under the laws of the jurisdiction governing its organization, formation or creation and the legal capacity of natural persons who are signatories to the documents examined by us, (iii) except to the extent provided in paragraph 2 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (iv) except to the extent provided in paragraphs 3 and 4 below, the due authorization, execution and delivery by all parties thereto of all documents examined by us, (v) that the Guarantor has no assets, activities (other than the maintenance of a registered office and registered agent in the State of Delaware and the filing of documents with the Secretary of State) or employees in the State of Delaware, (viii) that any amendment or restatement of any document reviewed by us has been accomplished in accordance with, and was permitted by, the relevant provisions of applicable law and the relevant provisions of said document prior to its amendment or restatement from time to time, (ix) that any assignment of partnership interests in the Guarantor, and the admission of the assignee as a partner of the Guarantor, were accomplished in accordance with, and were permitted by, the relevant provisions of applicable law and the relevant provisions of the partnership agreement of the Guarantor as in effect at such time, (x) at all times since the formation of the Guarantor, the Guarantor has had at least one general partner and one limited partner that were separate persons, and (xi) that Highstar Royal Oaks I, Inc. is the general partner of the Guarantor on the date hereof. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

This opinion is limited to the laws of the State of Delaware (excluding the securities laws and blue sky laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder which are currently in effect.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1. The Guarantor is validly existing in good standing as a limited partnership under the laws of the State of Delaware.

2. Under the Delaware Revised Uniform Limited Partnership Act, 6 Del. C. § 17-101, et seq. (the “LP Act”), the LP Agreement and the Consent, the Guarantor has the requisite partnership power and authority to execute and deliver the Opinion Documents, and to perform its obligations under the Opinion Documents.

ADS Waste Holdings, Inc.

September 11, 2013

3. Under the LP Act, the LP Agreement and the Consent, the execution and delivery by the Guarantor of the Opinion Documents, and the performance by the Guarantor of its obligations under the Opinion Documents, have been duly authorized by the requisite partnership action on the part of the Guarantor.

4. Under the LP Act, the LP Agreement and the Consent, the Guarantor has duly executed and delivered the Indenture.

We understand that you and Shearman & Sterling LLP will rely as to matters of Delaware law upon this opinion in connection with the filing of the Registration Statement. In connection with the foregoing, we hereby consent to your and Shearman & Sterling LLP’s relying as to matters of Delaware law upon this opinion in connection with the filing of the Registration Statement, subject to the understanding that the opinions rendered herein are given on the date hereof and such opinions are rendered only with respect to facts existing on the date hereof and laws, rules and regulations currently in effect.

We consent to the filing of this opinion with the Commission as an exhibit to the Registration Statement. In addition, we hereby consent to the use of our name under the heading “Legal Matters” in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of persons or entities whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission thereunder.

Very truly yours,

/s/ Richards, Layton & Finger, P.A.
Richards, Layton & Finger, P.A.

MKS/KEJ

September 11, 2013

ADS Waste Holdings, Inc.

90 Fort Wade Road

Pointe Vedra, Florida 32801

Re: Registration Statement on Form S-4 of ADS Waste Holdings, Inc.

Ladies and Gentlemen:

We have acted as special Delaware counsel for the sixty-seven (67) Delaware limited liability companies listed on Schedule A attached hereto (each, a “Guarantor” and collectively, the “Guarantors”), in connection with the preparation and filing by ADS Waste Holdings, Inc., a Delaware corporation and the indirect parent of the Guarantors (the “Company”), of a registration statement on Form S-4 (the “Registration Statement”) with the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the issuance of the Company’s 8  1⁄4% Senior Notes due 2020 (the “Exchange Notes”) and the full and unconditional guarantees, on a senior unsecured basis, as to the payment of principal and interest on the Exchange Notes (the “Exchange Note Guarantees”) by each of the entities listed in the Registration Statement as guarantors, which includes the Guarantors. Pursuant to the prospectus forming a part of the Registration Statement (the “Prospectus”), the Company is offering to exchange (the “Exchange Offer”) up to $550,000,000 aggregate principal amount of Exchange Notes for a like amount of its outstanding 8  1⁄4% Senior Notes due 2020 issued on October 9, 2012 (the “Old Notes”), which have not been registered under the Securities Act, and to exchange the Exchange Note Guarantees for the full and unconditional guarantees, on a senior unsecured basis, as to the payment of principal and interest on the Old Notes by the Guarantors. The Exchange Notes and the Exchange Note Guarantees will be registered under the Securities Act as set forth in the Registration Statement and will be issued upon consummation of the Exchange Offer pursuant to an indenture, dated as of October 9, 2012, among ADS Waste Escrow Corp., and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the Supplemental Indenture, dated as of November 20, 2012, among the Guarantors, the other guarantors (as defined therein) and the Trustee. At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of executed or conformed counterparts, or copies otherwise proved to our satisfaction, of the following:

(a) A separate Certificate of Formation for each Guarantor (each an “LLC Certificate” and collectively, the “LLC Certificates”), as listed on Schedule B attached hereto;

ADS Waste Holdings, Inc.

September 11, 2013

(b) A separate limited liability company agreement for each Guarantor as listed on Schedule C attached hereto (each, an “LLC Agreement” and collectively, the “LLC Agreements”),

(c) The Written Consent of the Sole Member of each Guarantor (other than Advanced Disposal Services Alabama, LLC), dated November 20, 2012, by the member listed for the applicable Guarantor on Schedule B attached hereto; the Written Consent of the Sole Member of Advanced Disposal Services Alabama, LLC, dated September 11, 2013, by the member listed for Advanced Disposal Services Alabama, LLC on Schedule B attached hereto; the Written Consent of the Sole Member of Advanced Disposal Services Renewable Energy, LLC, dated September 11, 2013, by the member listed for Advanced Disposal Services Renewable Energy, LLC on Schedule B attached hereto; the Joint Written Consent of the Sole Member of ADS Renewable Energy—Eagle Point, LLC, ADS Renewable Energy—Stones Throw, LLC and ADS Renewable Energy—Wolf Creek, LLC, dated September 11, 2013, by the member listed for the applicable Guarantor on Schedule B attached hereto (each a “Consent” and collectively, the “Consents”);

(d) The Registration Statement;

(e) The Indenture, including the Exchange Note Guarantees;

(f) A form of the Exchange Notes (the “Notes”);

(g) A Certificate of Fact, dated as of September 11, 2013, by ADS Waste Holdings, Inc., relating to each of the Guarantors; and

(h) A separate Certificate of Good Standing for each Guarantor, each dated September 9, 2013, obtained from the office of the Secretary of State of the State of Delaware (the “Secretary of State”).

The Indenture and the Notes are hereinafter jointly referred to as the “Opinion Documents.”

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (h) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (h) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

ADS Waste Holdings, Inc.

September 11, 2013

With respect to all documents examined by us, we have assumed that (i) all signatures on documents examined by us are genuine, (ii) all documents submitted to us as originals are authentic, and (iii) all documents submitted to us as copies conform with the original copies of those documents.

For purposes of this opinion, we have assumed (i) that the LLC Agreements, the LLC Certificates and the Consents are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, the due organization, due formation or due creation, as the case may be, and valid existence in good standing of the Guarantors and each other party to the documents examined by us under the laws of the jurisdiction governing its organization, formation or creation and the legal capacity of natural persons who are signatories to the documents examined by us, (iii) except to the extent provided in paragraph 2 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (iv) except to the extent provided in paragraphs 3 and 4 below, the due authorization, execution and delivery by all parties thereto of all documents examined by us, (v) that each of the Guarantors has no assets, activities (other than the maintenance of a registered office and registered agent in the State of Delaware and the filing of documents with the Secretary of State) or employees in the State of Delaware, (viii) that any amendment or restatement of any document reviewed by us has been accomplished in accordance with, and was permitted by, the relevant provisions of applicable law and the relevant provisions of said document prior to its amendment or restatement from time to time, (ix) that any assignment of limited liability company interests in a Guarantor, and the admission of the assignee as a member of the applicable Guarantor, were accomplished in accordance with, and were permitted by, the relevant provisions of applicable law and the relevant provisions of the limited liability company agreement of the applicable Guarantor as in effect at such time, (x) at all times since the formation of each Guarantor, each Guarantor has had at least one member, (xi) the entity listed opposite the name of each Guarantor on Schedule A hereto is the member of the Guarantor on the date hereof, and (xii) that each LLC Certificate has been executed, delivered and filed by an “authorized person” within the meaning of the LLC Act (as defined below). We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

This opinion is limited to the laws of the State of Delaware (excluding the securities laws and blue sky laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder which are currently in effect.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1. Each Guarantor is validly existing in good standing as a limited liability company under the laws of the State of Delaware.

ADS Waste Holdings, Inc.

September 11, 2013

2. Under the Delaware Limited Liability Company Act, 6 Del. C. § 18-101, et seq. (the “LLC Act”), its LLC Agreement and its Consent, each Guarantor has the requisite limited liability company power and authority to execute and deliver the Opinion Documents, and to perform its obligations under the Opinion Documents.

3. Under the LLC Act, its LLC Agreement and its Consent, the execution and delivery by each Guarantor of the Opinion Documents, and the performance by each Guarantor of its obligations under the Opinion Documents, have been duly authorized by the requisite limited liability company action on the part of each Guarantor.

4. Under the LLC Act, its LLC Agreement and its Consent, each Guarantor has duly executed and delivered the Indenture.

We understand that you and Shearman & Sterling LLP will rely as to matters of Delaware law upon this opinion in connection with the filing of the Registration Statement. In connection with the foregoing, we hereby consent to your and Shearman & Sterling LLP’s relying as to matters of Delaware law upon this opinion in connection with the filing of the Registration Statement, subject to the understanding that the opinions rendered herein are given on the date hereof and such opinions are rendered only with respect to facts existing on the date hereof and laws, rules and regulations currently in effect.

We consent to the filing of this opinion with the Commission as an exhibit to the Registration Statement. In addition, we hereby consent to the use of our name under the heading “Legal Matters” in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of persons or entities whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission thereunder.

Very truly yours,

/s/ Richards, Layton & Finger, P.A.
Richards, Layton & Finger, P.A.

MKS/KEJ

SCHEDULE A

	Guarantor	Member
1.	Advanced Disposal Recycling Services Atlanta, LLC	Advanced Disposal Recycling Services, LLC

2.	Advanced Disposal Recycling Services, LLC	Advanced Disposal Services South, Inc.

3.	Advanced Disposal Recycling Services Gulf Coast, LLC	Advanced Disposal Recycling Services, LLC

4.	Advanced Disposal Services Alabama CATS, LLC	Stone’s Throw Landfill, LLC

5.	Advanced Disposal Services Alabama EATS, LLC	Stone’s Throw Landfill, LLC

6.	Advanced Disposal Services Alabama Holdings, LLC	Advanced Disposal Services South, Inc.

7.	Advanced Disposal Services Alabama, LLC	Advanced Disposal Services Alabama Holdings, LLC

8.	Advanced Disposal Services Atlanta, LLC	Advanced Disposal Services South, Inc.

9.	Advanced Disposal Services Augusta, LLC	Advanced Disposal Services South, Inc.

10.	Advanced Disposal Services Biloxi MRF, LLC	Advanced Disposal Services South, Inc.

11.	Advanced Disposal Services Biloxi Transfer Station, LLC	Advanced Disposal Services South, Inc.

12.	Advanced Disposal Services Carolinas, LLC	Advanced Disposal Services Carolinas Holdings, LLC

13.	Advanced Disposal Services Carolinas Holdings, LLC	Advanced Disposal Services South, Inc.

14.	Advanced Disposal Services Central Florida, LLC	Advanced Disposal Services South, Inc.

15.	Advanced Disposal Services Cobb County Recycling Facility, LLC	Advanced Disposal Services South, Inc.

16.	Advanced Disposal Services Cobb County Transfer Station, LLC	Advanced Disposal Services South, Inc.

17.	Advanced Disposal Services Georgia Holdings, LLC	Advanced Disposal Services South, Inc.

18.	Advanced Disposal Services Gwinnett Transfer Station, LLC	Advanced Disposal Services South, Inc.

19.	Advanced Disposal Services Gulf Coast, LLC	Advanced Disposal Services South, Inc.

20.	Advanced Disposal Services Hancock County, LLC	Advanced Disposal Services South, Inc.

21.	Advanced Disposal Services Jackson, LLC	Advanced Disposal Services South, Inc.

22.	Advanced Disposal Services Jacksonville, LLC	Advanced Disposal Services South, Inc.

23.	Advanced Disposal Services Jones Road, LLC	Advanced Disposal Services South, Inc.

24.	Advanced Disposal Services Lithonia Transfer Station, LLC	Advanced Disposal Services South, Inc.

25.	Advanced Disposal Services Middle Georgia, LLC	Advanced Disposal Services South, Inc.

26.	Advanced Disposal Services Milledgeville Transfer Station, LLC	Advanced Disposal Services South, Inc.

27.	Advanced Disposal Services Mississippi, LLC	Advanced Disposal Services South, Inc.

28.	Advanced Disposal Services Mobile Transfer Station, LLC	Advanced Disposal Services South, Inc.

29.	Advanced Disposal Services National Accounts, LLC	Advanced Disposal Services National Accounts Holdings, Inc.

30.	Advanced Disposal Services North Alabama Landfill, LLC	Advanced Disposal Services South, Inc.

31.	Advanced Disposal Services North Florida, LLC	Advanced Disposal Services South, Inc.

32.	Advanced Disposal Services North Georgia, LLC	Advanced Disposal Services South, Inc.

33.	Advanced Disposal Services Pasco County, LLC	Advanced Disposal Services South, Inc.

34.	Advanced Disposal Services Prattville C&D Landfill, LLC	Advanced Disposal Services South, Inc.

35.	Advanced Disposal Services Renewable Energy, LLC	Advanced Disposal Services South, Inc.

36.	ADS Renewable Energy—Eagle Point, LLC	Advanced Disposal Services Renewable Energy, LLC

37.	ADS Renewable Energy—Stones Throw, LLC	Advanced Disposal Services Renewable Energy, LLC

38.	ADS Renewable Energy—Wolf Creek, LLC	Advanced Disposal Services Renewable Energy, LLC

39.	Advanced Disposal Services Randolph County, LLC	Advanced Disposal Services Carolinas Holdings, LLC

40.	Advanced Disposal Services Rogers Lake, LLC	Advanced Disposal Services South, Inc.

41.	Advanced Disposal Services Selma Transfer Station, LLC	Advanced Disposal Services South, Inc.

42.	Advanced Disposal Services Shippensburg, LLC	NEWS PA Holdings, Inc.

43.	Advanced Disposal Services Smyrna Transfer Station, LLC	Advanced Disposal Services South, Inc.

44.	Advanced Disposal Services Stateline, LLC	Advanced Disposal Services South, Inc.

45.	Advanced Disposal Services Tennessee, LLC	Advanced Disposal Services Tennessee Holdings, Inc.

46.	Arrow Disposal Service, LLC	Advanced Disposal Services Alabama Holdings, LLC

47.	Baton Rouge Renewable Energy LLC	Advanced Disposal Services Renewable Energy, LLC

48.	Cartersville Transfer Station, LLC	Advanced Disposal Services South, Inc.

49.	Caruthers Mill C&D Landfill, LLC	Advanced Disposal Services South, Inc.

50.	Coastal Recyclers Landfill, LLC	Advanced Disposal Services South, Inc.

51.	Community Refuse Service, LLC	NEWS PA Holdings, Inc.

52.	Doraville Transfer Station, LLC	Advanced Disposal Services South, Inc.

53.	Eagle Point Landfill, LLC	Advanced Disposal Services South, Inc.

54.	Firetower Landfill, LLC	Advanced Disposal Services South, Inc.

55.	Hall County Transfer Station, LLC	Eagle Point Landfill, LLC

56.	Middleton, LLC	Advanced Disposal Services South, Inc.

57.	Mostoller Landfill, LLC	NEWS PA Holdings, Inc.

58.	Nassau County Landfill, LLC	Advanced Disposal Services South, Inc.

59.	Old Kings Road, LLC	Advanced Disposal Services South, Inc.

60.	Old Kings Road Solid Waste, LLC	Old Kings Road, LLC

61.	Oxford Transfer Station, LLC	NEWS MA Holdings, Inc.

62.	South Hadley Landfill, LLC	NEWS MA Holdings, Inc.

63.	Stone’s Throw Landfill, LLC	Advanced Disposal Services Alabama Holdings, LLC

64.	Turkey Trot Landfill, LLC	Advanced Disposal Services South, Inc.

65.	Welcome All Transfer Station, LLC	Advanced Disposal Services South, Inc.

66.	Wolf Creek Landfill, LLC	Advanced Disposal Services South, Inc.

67.	WSI Sandy Run Landfill, LLC	NEWS PA Holdings, Inc.

SCHEDULE B

1.	The Certificate of Formation of Advanced Disposal Recycling Services Atlanta, LLC, dated April 14, 2011, as filed in the office of the Secretary of State on April 14, 2011.

2.	The Certificate of Formation of Advanced Disposal Recycling Services, LLC, dated December 17, 2009, as filed in the office of the Secretary of State on December 18, 2009.

3.	The Certificate of Formation of Advanced Disposal Recycling Services Gulf Coast, LLC, dated December 17, 2009, as filed in the office of the Secretary of State on December 18, 2009.

4.	The Certificate of Formation of Advanced Disposal Services Alabama CATS, LLC (under the name Alabama Central, LLC) , dated August 27, 2004, as filed in the office of the Secretary of State on August 27, 2004, as amended by the Certificate of Amendment thereto, date March 30, 2005 (changing its name to Sunflower CATS, LLC), as filed in the office of the Secretary of State on March 30, 2005, as amended by the Certificate of Amendment thereto, dated July 20, 2007 (changing its name to Advanced Disposal Services Alabama CATS, LLC), as filed in the office of the Secretary of State on July 20, 2007.

5.	The Certificate of Formation of Advanced Disposal Services Alabama EATS, LLC (under the name Sunflower Eats, LLC), dated June 10, 2004, as filed in the office of the Secretary of State on June 10, 2004, as amended by the Certificate of Amendment thereto, dated July 20, 2007 (changing its name to Advanced Disposal Services Alabama EATS, LLC), as filed in the office of the Secretary of State on July 20, 2007.

6.	The Certificate of Formation of Advanced Disposal Services Alabama Holdings, LLC (under the name Advanced Disposal Services Alabama, LLC), dated April 9, 2001, as filed in the office of the Secretary of State on April 9, 2001, as amended by the Certificate of Amendment thereto, dated April 20, 2007 (changing its name to Advanced Disposal Services Alabama Holdings, LLC, dated April 20, 2007, as filed in the office of the Secretary of State on April 20, 2007.

7.	The Certificate of Formation of Advanced Disposal Services Alabama, LLC (under the name Sunflower Waste, LLC), dated April 9, 2001, as filed in the office of the Secretary of State on April 9, 2001, as amended by the Certificate of Amendment thereto, dated April 20, 2007 (changing its name to Advanced Disposal Services Alabama, LLC), as filed in the office of the Secretary of State on April 20, 2007.

8.	The Certificate of Formation of Advanced Disposal Services Atlanta, LLC, dated January 16, 2001, as filed in the office of the Secretary of State on January 16, 2001.

9.	The Certificate of Formation of Advanced Disposal Services Augusta, LLC, dated March 5, 2002, as filed in the office of the Secretary of State on March 5, 2002.

10.	The Certificate of Formation of Advanced Disposal Services Biloxi MRF, LLC, dated April 4, 2011, as filed in the office of the Secretary of State on April 4, 2011.

11.	The Certificate of Formation of Advanced Disposal Services Biloxi Transfer Station, LLC, dated April 4, 2011, as filed in the office of the Secretary of State on April 4, 2011.

12.	The Certificate of Formation of Advanced Disposal Services Carolinas, LLC, dated October 30, 2009, as filed in the office of the Secretary of State on October 30, 2009.

13.	The Certificate of Formation of Advanced Disposal Services Carolinas Holdings, LLC, dated October 30, 2009, as filed in the office of the Secretary of State on November 2, 2009.

14.	The Certificate of Formation of Advanced Disposal Services Central Florida, LLC, dated March 12, 2002, as filed in the office of the Secretary of State on March 12, 2002.

15.	The Certificate of Formation of Advanced Disposal Services Cobb County Recycling Facility, LLC, dated February 10, 2009, as filed in the office of the Secretary of State on February 2, 2009.

16.	The Certificate of Formation of Advanced Disposal Services Cobb County Transfer Station, LLC, dated February 10, 2009, as filed in the office of the Secretary of State on February 10, 2009.

17.	The Certificate of Formation of Advanced Disposal Services Georgia Holdings, LLC, dated February 14, 2008, as filed in the office of the Secretary of State on February 14, 2008.

18.	The Certificate of Formation of Advanced Disposal Services Gwinnett Transfer Station, LLC, dated February 16, 2009, as filed in the office of the Secretary of State on February 17, 2009.

19.	The Certificate of Formation of Advanced Disposal Services Gulf Coast, LLC, dated February 28, 2007, as filed in the office of the Secretary of State on March 1, 2007.

20.	The Certificate of Formation of Advanced Disposal Services Hancock County, LLC (under the name Advanced Properties, LLC), dated September 6, 2002, as filed in the office of the Secretary of State on September 6, 2002, as amended by the Certificate of Amendment thereto, dated September 30, 2003 (changing its name to Advanced Disposal Services Hancock County, LLC), as filed in the office of the Secretary of State on October 2, 2003, as canceled by the Certificate of Cancellation thereto, dated February 14, 2008, as filed with the office of the Secretary of State on March 28, 2008, which was rendered null and void by the Certificate of Correction thereto, dated May 2, 2008, as filed in the office of the Secretary of State on May 2, 2008.

21.	The Certificate of Formation of Advanced Disposal Services Jackson, LLC (under the name Advanced Disposal Services South Atlanta, LLC), dated October 24, 2001, as filed in the office of the Secretary of State on October 25, 2001, as amended by the Certificate of Amendment thereto, dated February 20, 2007 (changing its name to Advanced Disposal Services Jackson, LLC), as filed in the office of the Secretary of State on February 20, 2007.

22.	The Certificate of Formation of Advanced Disposal Services Jacksonville, LLC, dated February 20, 2001, as filed in the office of the Secretary of State on February 20, 2001, as amended by the Certificate of Amendment thereto, dated April 12, 2001 (changing its name to Gateway Disposal Services, LLC), as filed in the office of the Secretary of State on June 28, 2001, as amended by the Certificate of Amendment thereto, dated November 27, 2002 (changing its name to Advanced Disposal Services Jacksonville, LLC), as filed in the office of the Secretary of State on December 2, 2002.

23.	The Certificate of Formation of Advanced Disposal Services Jones Road, LLC, dated February 22, 2008, as filed in the office of the Secretary of State on February 22, 2008.

24.	The Certificate of Formation of Advanced Disposal Services Lithonia Transfer Station, LLC, dated March 15, 2010, as filed in the office of the Secretary of State on March 15, 2010.

25.	The Certificate of Formation of Advanced Disposal Services Middle Georgia, LLC (under the name Advanced Disposal Services Macon, LLC), dated December 28, 2000, as filed in the office of the Secretary of State on December 28, 2000, as amended by the Certificate of Amendment thereto, August 11, 2008 (changing its name to Advanced Disposal Services Middle Georgia, LLC), as filed in the office of the Secretary of State on August 11, 2008.

26.	The Certificate of Formation of Advanced Disposal Services Milledgeville Transfer Station, LLC, dated April 4, 2011, as filed in the office of the Secretary of State on April 4, 2011.

27.	The Certificate of Formation of Advanced Disposal Services Mississippi, LLC, dated June 20, 2007, as filed in the office of the Secretary of State on June 20, 2007.

28.	The Certificate of Formation of Advanced Disposal Services Mobile Transfer Station, LLC (under the name Advanced Disposal Services Chickasaw Transfer Station, LLC), dated June 25, 2010, as filed in the office of the Secretary of State on June 25, 2010, as amended by the Certificate of Amendment thereto, dated August 27, 2010 (changing its name to Advanced Disposal Services North Mobile Transfer Station, LLC), as filed in the office of the Secretary of State on August 27, 2010, as amended by the Certificate of Amendment thereto, dated September 23, 2010 (changing its name to Advanced Disposal Services Mobile Transfer Station, LLC), as filed in the office of the Secretary of State on September 23, 2010.

29.	The Certificate of Formation of Advanced Disposal Services National Accounts, LLC, dated January 5, 2011, as filed in the office of the Secretary of State on January 5, 2011.

30.	The Certificate of Formation of Advanced Disposal Services North Alabama Landfill, LLC, dated September 8, 2010, as filed in the office of the Secretary of State on September 8, 2010.

31.	The Certificate of Formation of Advanced Disposal Services North Florida, LLC (under the name Advanced Disposal Services Jacksonville, LLC), dated October 1, 2001, as filed in the office of the Secretary of State on October 9, 2001, as amended by the Certificate of Amendment thereto, dated December 12, 2001 (changing its name to Advanced Disposal Services North Florida, LLC), as filed in the office of the Secretary of State on December 13, 2001.

32.	The Certificate of Formation of Advanced Disposal Services North Georgia, LLC, dated March 6, 2008, as filed in the office of the Secretary of State on March 6, 2008.

33.	The Certificate of Formation of Advanced Disposal Services Pasco County, LLC, dated January 10, 2003, as filed in the office of the Secretary of State on January 10, 2003.

34.	The Certificate of Formation of Advanced Disposal Services Prattville C&D Landfill, LLC, dated April 4, 2011, as filed in the office of the Secretary of State on April 4, 2011.

35.	The Certificate of Formation of Advanced Disposal Services Renewable Energy, LLC (under the name Sustainable Energy Solutions, LLC), dated September 15, 2008, as filed in the office of the Secretary of State on September 15, 2008, as amended by the Certificate of Amendment thereto, dated May 17, 2012 (changing its name to Sustainable Energy Solutions, LLC), as filed in the office of the Secretary of State on May 17, 2012.

36.	The Certificate of Formation of ADS Renewable Energy—Eagle Point, LLC (under the name Sesco-Eagle Point LFG, LLC), dated August 13, 2009, as filed in the office of the Secretary of State on August 13, 2009, as amended by the Certificate of Amendment thereto, dated May 17, 2012 (changing its name to ADS Renewable Energy—Eagle Point, LLC), dated May 17, 2012, as filed in the office of the Secretary of State on May 17, 2012.

37.	The Certificate of Formation of ADS Renewable Energy—Stones Throw, LLC (under the name Sesco-Stones Throw LFG, LLC), dated September 10, 2009, as filed in the office of the Secretary of State on September 11, 2009, as amended by the Certificate of Amendment thereto, date May 17, 2012 (changing its name to ADS Renewable Energy—Stones Throw, LLC), as filed in the office of the Secretary of State on May 17, 2012.

38.	The Certificate of Formation of ADS Renewable Energy—Wolf Creek, LLC (under the name Sesco-Wolf Creek LFG, LLC), dated September 10, 2009, as filed in the office of the Secretary of State on September 11, 2009, as amended by the Certificate of Amendment thereto, dated May 17, 2012 (changing its name to ADS Renewable Energy—Wolf Creek, LLC), as filed in the office of the Secretary of State on May 17, 2012.

39.	The Certificate of Formation of Advanced Disposal Services Randolph County, LLC (under the name Advanced Disposal Services Rockingham County, LLC), dated January 26, 2012, as filed in the office of the Secretary of State on January 26, 2012, as amended by the Certificate of Amendment thereto, dated August 6, 2013 (changing its name to Advanced Disposal Services Randolph County, LLC), as filed in the office of the Secretary of State on August 6, 2013.

40.	The Certificate of Formation of Advanced Disposal Services Rogers Lake, LLC (under the name SRS of Murray County, LLC), dated June 13, 2002, as filed in the office of the Secretary of State on June 13, 2002, as amended by the Certificate of Amendment thereto, dated July 19, 2002 (changing its name to Advanced Disposal Services Rogers Lake, LLC), as filed in the office of the Secretary of State on July 23, 2002.

41.	The Certificate of Formation of Advanced Disposal Services Selma Transfer Station, LLC, dated April 4, 2011, as filed in the office of the Secretary of State on April 4, 2011.

42.	The Certificate of Formation of Advanced Disposal Services Shippensburg, LLC (under the name WSI Harrisburg Hauling, LLC), dated as of April 28, 2003, as filed in the office of the Secretary of State on April 30, 2003, as amended by the Certificate of Amendment thereto, dated March 8, 2005 (changing its name to Harrisburg Hauling, LLC), as filed in the office of the Secretary of State on March 11, 2005, as amended by the Certificate of Amendment thereto, dated March 12, 2007 (changing its name to Interstate Waste Services of Pennsylvania, LLC), as filed in the office of the Secretary of State on March 23, 2007, as amended by the Certificate of Amendment thereto, as filed in the office of the Secretary of State on February 16, 2010, as amended by the Certificate of Amendment thereto, as filed in the office of the Secretary of State on October 24, 2012, as amended by the Certificate of Amendment thereto, dated July 19, 2013 (changing its name to Advanced Disposal Services Shippensburg, LLC), as filed in the office of the Secretary of State on July 22, 2013.

43.	The Certificate of Formation of Advanced Disposal Services Smyrna Transfer Station, LLC, dated February 16, 2009, as filed in the office of the Secretary of State on February 17, 2009.

44.	The Certificate of Formation of Advanced Disposal Services Stateline, LLC (under the name Stateline Disposal Services, LLC), dated December 5, 2003, as filed in the office of the Secretary of State on December 8, 2003, as amended by the Certificate of Amendment thereto, dated February 19, 2008 (changing its name to Advanced Disposal Services Stateline, LLC), as filed in the office of the Secretary of State on February 19, 2008.

45.	The Certificate of Formation of Advanced Disposal Services Tennessee, LLC, dated May 22, 2012, as filed in the office of the Secretary of State on May 22, 2012.

46.	The Certificate of Formation of Arrow Disposal Service, LLC, dated May 29, 2007, as filed in the office of the Secretary of State on May 29, 2007.

47.	The Certificate of Formation of Baton Rouge Renewable Energy LLC (under the name Baton Rouge Green Power, LLC), dated July 23, 2007, as filed in the office of the Secretary of State on July 23, 2007, as amended by the Certificate of Amendment thereto, dated January 27, 2009 (changing its name to Baton Rouge Renewable Energy LLC), as filed in the office of the Secretary of State on January 27, 2009, as amended by the Certificate of Amendment thereto, as filed in the office of the Secretary of State on February 2, 2011.

48.	The Certificate of Formation of Cartersville Transfer Station, LLC, dated May 24, 2004, as filed in the office of the Secretary of State on May 24, 2004.

49.	The Certificate of Formation of Caruthers Mill C&D Landfill, LLC (under the name Walton County Landfill, LLC), dated January 8, 2008, as filed in the office of the Secretary of State on January 8, 2008, as amended by the Certificate of Amendment thereto, dated August 15, 2008 (changing its name to Walton County Landfill, LLC), as filed in the office of the Secretary of State on August 15, 2008.

50.	The Certificate of Formation of Coastal Recyclers Landfill, LLC, dated October 8, 2007, as filed in the office of the Secretary of State on October 9, 2007.

51.	The Certificate of Formation of Community Refuse Service, LLC, dated April 28, 2003, as filed in the office of the Secretary of State on April 28, 2003, as amended by the Certificate of Amendment thereto, as filed in the office of the Secretary of State on February 16, 2010, as amended by the Certificate of Amendment thereto, as filed in the office of the Secretary of State on October 24, 2012.

52.	The Certificate of Formation of Doraville Transfer Station, LLC, dated October 6, 2003, as filed in the office of the Secretary of State on October 6, 2003.

53.	The Certificate of Formation of Eagle Point Landfill, LLC, dated September 21, 2006, as filed in the office of the Secretary of State on September 22, 2006.

54.	The Certificate of Formation of Firetower Landfill, LLC (under the name Advanced Disposal Services Mississippi, LLC), dated September 30, 2005, as filed in the office of the Secretary of State on September 30, 2005, as amended by the Certificate of Amendment thereto, dated June 16, 2006 (changing its name to Firetower Road Landfill, LLC), as filed in the office of the Secretary of State on June 16, 2006, as amended by the Certificate of Amendment thereto, dated June 29, 2006 (changing its name to Firetower Landfill, LLC), as filed in the office of the Secretary of State on June 29, 2006.

55.	The Certificate of Formation of Hall County Transfer Station, LLC, dated April 7, 2008, as filed in the office of the Secretary of State on April 7, 2008.

56.	The Certificate of Formation of Middleton, LLC, dated December 21, 2010, as filed in the office of the Secretary of State on December 21, 2010.

57.	The Certificate of Formation of Mostoller Landfill, LLC, dated as of April 28, 2003, as filed in the office of the Secretary of State on April 28, 2003, as amended by the Certificate of Amendment thereto, as filed in the office of the Secretary of State on February 16, 2010, as amended by the Certificate of Amendment thereto, as filed in the office of the Secretary of State on October 24, 2012.

58.	The Certificate of Formation of Nassau County Landfill, LLC, dated March 1, 2004, as filed in the office of the Secretary of State on March 1, 2004.

59.	The Certificate of Formation of Old Kings Road, LLC, dated February 17, 2006, as filed in the office of the Secretary of State on February 17, 2006.

60.	The Certificate of Formation of Old Kings Road Solid Waste, LLC, dated December 15, 2000, as filed in the office of the Secretary of State on December 15, 2000, as amended by the Certificate of Amendment thereto, dated June 14, 2006, as filed in the office of the Secretary of State on June 15, 2006.

61.	The Certificate of Formation of Oxford Transfer Station, LLC (under the name Waste Systems International Oxford Transfer Station, LLC), dated as of April 28, 2003, as filed in the office of the Secretary of State on April 30, 2003, as amended by the Certificate of Amendment thereto, dated March 16, 2005 (changing its name to Oxford Transfer Station, LLC), as filed in the office of the Secretary of State on March 16, 2005, as amended by the Certificate of Amendment thereto, as filed in the office of the Secretary of State on February 16, 2010, as amended by the Certificate of Amendment thereto, as filed in the office of the Secretary of State on October 24, 2012.

62.	The Certificate of Formation of South Haley Landfill, LLC (under the name Waste Systems International of South Hadley Landfill, LLC), dated as of April 28, 2003, as filed in the office of the Secretary of State on April 30, 2003, as amended by the Certificate of Amendment thereto, dated March 16, 2005 (changing its name to South Hadley Landfill, LLC), as filed in the office of the Secretary of State on March 16, 2005, as amended by the Certificate of Amendment thereto, as filed in the office of the Secretary of State on February 16, 2010, as amended by the Certificate of Amendment thereto, as filed in the office of the Secretary of State on October 24, 2010.

63.	The Certificate of Formation of Stone’s Throw Landfill, LLC (under the name Sunflower Landfill, LLC), dated April 9, 2001, as filed in the office of the Secretary of State on April 9, 2001, as amended by the Certificate of Amendment thereto, dated April 20, 2007 (changing its name to Stone’s Throw Landfill, LLC), as filed in the office of the Secretary of State on April 20, 2007.

64.	The Certificate of Formation of Turkey Trot Landfill, LLC, dated February 23, 2007, as filed in the office of the Secretary of State on February 23, 2007.

65.	The Certificate of Formation of Welcome All Transfer Station, LLC (under the name Federal Road Transfer Stations, LLC), dated February 22, 2002, as filed in the office of the Secretary of State on February 26, 2002, as amended by the Certificate of Amendment thereto, dated November 5, 2003 (changing its name to Welcome All Transfer Station, LLC), as filed in the office of the Secretary of State on November 7, 2003.

66.	The Certificate of Formation of Wolf Creek Landfill, LLC (under the name Advanced Disposal Services—TWC Landfill, LLC), dated May 16, 2005, as filed in the office of the Secretary of State on May 17, 2005, as amended by the Certificate of Amendment thereto, dated June 19, 2005 (changing its name to Wolf Creek Landfill, LLC, as filed in the office of the Secretary of State on June 21, 2005.

67.	The Certificate of Formation of WSI Sandy Run Landfill, LLC, dated as of April 28, 2013, as filed in the office of the Secretary of State on April 30, 2013, as amended by the Certificate of Amendment thereto, as filed in the office of the Secretary of state on February 16, 2010, as amended by the Certificate of Amendment thereto, as filed in the office of the Secretary of State on October 24, 2012.

SCHEDULE C

1.	The Operating Agreement of Advanced Disposal Recycling Services Atlanta, LLC, dated April 14, 2011, by Advanced Disposal Recycling Services, LLC.

2.	The Operating Agreement of Advanced Disposal Recycling Services, LLC, dated August 4, 2008, by Advanced Disposal Services, Inc., as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc.

3.	The Operating Agreement of Advanced Disposal Recycling Services Gulf Coast, LLC, dated August 4, 2008, by Advanced Disposal Recycling Services, LLC, as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc., as such Omnibus Amendment was joined by Advanced Disposal Recycling Services, LLC on September 11, 2013 pursuant to that certain Joinder to Omnibus Amendment to Operating Agreements dated February 2010.

4.	The Operating Agreement of Advanced Disposal Services Alabama CATS, LLC (under the name Alabama Central, LLC), dated August 27, 2004, by Sunflower Landfill, LLC, as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc., as such Omnibus Amendment was joined by Stone’s Throw Landfill, LLC on September 11, 2013 pursuant to that certain Joinder to Omnibus Amendment to Operating Agreements dated February 2010, and as further amended by the Omnibus Amendment to Operating Agreements, dated as of September 11, 2013.

5.	The Operating Agreement of Advanced Disposal Services Alabama EATS, LLC (under the name Sunflower EATS, LLC), dated June 10, 2002, by Sunflower Landfill, LLC, as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc., as such Omnibus Amendment was joined by Stone’s Throw Landfill, LLC on September 11, 2013 pursuant to that certain Joinder to Omnibus Amendment to Operating Agreements dated February 2010, and as further amended by the Omnibus Amendment to Operating Agreements, dated as of September 11, 2013.

6.	The Amended and Restated Operating Agreement of Limited Liability Company of Advanced Disposal Services Alabama Holdings, LLC (under the name Advanced Disposal Services Alabama, LLC), dated March 29, 2002, by Advanced Disposal Services, LLC, as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc., as further amended by the Omnibus Amendment to Operating Agreements, dated as of September 11, 2013.

7.

The Amended and Restated Operating Agreement of Advanced Disposal Services Alabama, LLC (under the name Sunflower Waste, LLC), dated November 5, 2001, by Advanced Disposal Services Alabama, LLC, as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc. , as

such Omnibus Amendment was joined by Advanced Disposal Services Alabama Holdings, LLC on September 11, 2013 pursuant to that certain Joinder to Omnibus Amendment to Operating Agreements dated February 2010, and as further amended by the Omnibus Amendment to Operating Agreements, dated as of September 11, 2013.

8.	The Amended and Restated Operating Agreement of Limited Liability Company of Advanced Disposal Services Atlanta, LLC, dated March 29, 2002, by Advanced Disposal Services, LLC, as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc.

9.	The Operating Agreement of Advanced Disposal Services Augusta, LLC, dated April 12, 2002, by Advanced Disposal Services, LLC, as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc.

10.	The Operating Agreement of Advanced Disposal Services Biloxi MRF, LLC, dated April 4, 2011, by Advanced Disposal Services, Inc.

11.	The Operating Agreement of Advanced Disposal Services Biloxi Transfer Station, LLC, dated April 4, 2011, by Advanced Disposal Services, Inc.

12.	The Operating Agreement of Advanced Disposal Services Carolinas, LLC, dated October 30, 2009, by Advanced Disposal Services Carolinas Holdings, LLC, as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc., as such Omnibus Amendment was joined by Advanced Disposal Services Carolinas Holdings, LLC on September 11, 2013 pursuant to that certain Joinder to Omnibus Amendment to Operating Agreements dated February 2010.

13.	The Operating Agreement of Advanced Disposal Services Carolinas Holdings, LLC, dated October 30, 2009, by Advanced Disposal Services, Inc., as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc.

14.	The Operating Agreement of Advanced Disposal Services Central Florida, LLC, dated March 28, 2002, by Advanced Disposal Services, LLC, as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc.

15.	The Operating Agreement of Advanced Disposal Services Cobb County Recycling Facility, LLC, dated February 10, 2009, by Advanced Disposal Services, Inc., as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc.

16.	The Operating Agreement of Advanced Disposal Services Cobb County Transfer Station, LLC, dated February 10, 2009, by Advanced Disposal Services, Inc., as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc.

17.	The Operating Agreement of Advanced Disposal Services Georgia Holdings, LLC, dated February 14, 2008, by Advanced Disposal Services, Inc., as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc.

18.	The Operating Agreement of Advanced Disposal Services Gwinnett Transfer Station, LLC, dated February 16, 2009, by Advanced Disposal Services, Inc., as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc.

19.	The Operating Agreement of Advanced Disposal Services Gulf Coast, LLC, dated March 1, 2007, by Advanced Disposal Services, Inc., as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc.

20.	The Operating Agreement of Advanced Disposal Services Hancock County, LLC (under the name Advanced Properties, LLC), dated September 6, 2002, by Advanced Disposal Services, Inc., as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc., as further amended by the Omnibus Amendment to Operating Agreements, dated as of September 11, 2013.

21.	The Operating Agreement of Advanced Disposal Services Jackson, LLC (under the name Advanced Disposal Services South Atlanta, LLC), dated December 12, 2001, by Advanced Disposal Services, LLC, as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc., as further amended by the Omnibus Amendment to Operating Agreements, dated as of September 11, 2013.

22.	The Second Amended Operating Agreement of Advanced Disposal Services Jacksonville, LLC (under the name Gateway Disposal Services, LLC), dated December 28, 2001, by Gateway Disposal Services, LLC and Robert Crawford, as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc., as further amended by the Omnibus Amendment to Operating Agreements, dated as of September 11, 2013.

23.	The Operating Agreement of Advanced Disposal Services Jones Road, LLC, dated February 22, 2008, by Advanced Disposal Services, Inc., as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc.

24.	The Operating Agreement of Advanced Disposal Services Lithonia Transfer Station, LLC, dated March 15, 2010, by Advanced Disposal Services, Inc.

25.	The Operating Agreement of Limited Liability Company of Advanced Disposal Services Middle Georgia, LLC (under the name Advanced Disposal Services Macon, LLC), dated December 28, 2000, by Advanced Disposal Services, LLC. , as amended by the Omnibus Amendment to Operating Agreements, dated as of September 11, 2013.

26.	The Operating Agreement of Advanced Disposal Services Milledgeville Transfer Station, LLC, dated April 4, 2011, by Advanced Disposal Services, Inc.

27.	The Operating Agreement of Advanced Disposal Services Mississippi, LLC, dated June 20, 2007, by Advanced Disposal Services, Inc., as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc.

28.	The Operating Agreement of Advanced Disposal Services Mobile Transfer Station, LLC (under the name Advanced Disposal Services Chickasaw Transfer Station, LLC), dated June 25, 2010, by Advanced Disposal Services, Inc., as amended by the Omnibus Amendment to Operating Agreements, dated as of September 11, 2013.

29.	The Amended and Restated Operating Agreement of Advanced Disposal Services National Accounts, LLC, dated June 17, 2011, by Advanced Disposal Services National Accounts Holdings, Inc.

30.	The Amended and Restated Operating Agreement of Advanced Disposal Services North Alabama Landfill LLC, dated September 8, 2010, by Advanced Disposal Services, Inc.

31.	The Operating Agreement of Advanced Disposal Services North Florida, LLC, dated December 2001, by Advanced Disposal Services, LLC, as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc.

32.	The Operating Agreement of Advanced Disposal Services North Georgia, LLC, dated March 6, 2008, by Advanced Disposal Services, Inc., as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc.

33.	The Operating Agreement of Advanced Disposal Services Pasco County, LLC, dated January 10, 2003, by Advanced Disposal Services, Inc., as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc.

34.	The Operating Agreement of Advanced Disposal Services Prattville C&D Landfill, LLC, dated April 4, 2011, by Advanced Disposal Services, Inc.

35.	The Amended and Restated Operating Agreement of Advanced Disposal Services Renewable Energy, LLC (under the name Sustainable Energy Solutions, LLC), dated January 1, 2012, by Advanced Disposal Services, Inc., as amended by the Omnibus Amendment to Operating Agreements, dated as of September 11, 2013.

36.	The Amended and Restated Operating Agreement of ADS Renewable Energy—Eagle Point, LLC (under the name Sesco-Eagle Point LFG, LLC), dated January 1, 2012, by Sustainable Energy Solutions, LLC. , as amended by the Omnibus Amendment to Operating Agreements, dated as of September 11, 2013.

37.	The Amended and Restated Operating Agreement of ADS Renewable Energy—Stones Throw, LLC (under the name Sesco-Stones Throw LFG, LLC), dated January 1, 2012, by Sustainable Energy Solutions, LLC., as amended by the Omnibus Amendment to Operating Agreements, dated as of September 11, 2013.

38.	The Amended and Restated Operating Agreement of ADS Renewable Energy—Wolf Creek, LLC (under the name Sesco-Wolf Creek LFG, LLC), dated January 1, 2012, by Sustainable Energy Solutions, LLC., as amended by the Omnibus Amendment to Operating Agreements, dated as of September 11, 2013.

39.	The Operating Agreement of Advanced Disposal Services Randolph County, LLC (under the name Advanced Disposal Services Rockingham County, LLC), dated January 26, 2012, by Advanced Disposal Services Carolinas Holdings, LLC., as amended by the Omnibus Amendment to Operating Agreements, dated as of September 11, 2013.

40.	The Operating Agreement of Advanced Disposal Services of Rogers Lake, LLC (under the name SRS of Murray County, LLC), dated June 13, 2002, by Advanced Disposal Services, Inc., as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc., as further amended by the Omnibus Amendment to Operating Agreements, dated as of September 11, 2013.

41.	The Operating Agreement of Advanced Disposal Services Selma Transfer Station, LLC, dated April 4, 2011, by Advanced Disposal Services, Inc.

42.	The Second Amended and Restated Limited Liability Company Agreement of Advanced Disposal Services Shippensburg, LLC (under the name Harrisburg Hauling, LLC), dated January 29, 2006, by NEWS PA Holdings, Inc., as amended by the Omnibus Amendment to Operating Agreements, dated as of September 11, 2013.

43.	The Operating Agreement of Advanced Disposal Services Smyrna Transfer Station, LLC, dated February 17, 2009, by Advanced Disposal Services, Inc., as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc.

44.	The Operating Agreement of Advanced Disposal Services Stateline, LLC (under the name Stateline Disposal Services, LLC), dated December 8, 2003, by Advanced Disposal Services, Inc., as amended by the Omnibus Amendment to Operating Agreements, dated as of September 11, 2013.

45.	The Operating Agreement of Advanced Disposal Services Tennessee, LLC, dated May 22, 2012, by Advanced Disposal Services Tennessee Holdings, Inc.

46.	The Operating Agreement of Arrow Disposal Service, LLC, dated May 29, 2007, by Advanced Disposal Services Alabama Holdings, LLC, as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc., as such Omnibus Amendment was joined by Advanced Disposal Services Alabama Holdings, LLC on September 11, 2013 pursuant to that certain Joinder to Omnibus Amendment to Operating Agreements dated February 2010.

47.	The Amended and Restated Operating Agreement of Baton Rouge Renewable Energy LLC, dated January 1, 2012, by Sustainable Energy Solutions, LLC.

48.	The Operating Agreement of Cartersville Transfer Station, LLC, dated May 24, 2004, by Federal Road, LLC, as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc.

49.	The Operating Agreement of Caruthers Mill C&D Landfill, LLC (under the name Walton County Landfill, LLC), dated January 8, 2008, by Advanced Disposal Services, Inc., as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc., as further amended by the Omnibus Amendment to Operating Agreements, dated as of September 11, 2013.

50.	The Operating Agreement of Coastal Recyclers Landfill, LLC, dated October 9, 2007, by Advanced Disposal Services, Inc., as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc.

51.	The Second Amended and Restated Limited Liability Company Agreement of Community Refuse Service, LLC, dated January 29, 2006, by NEWS PA Holdings, Inc.

52.	The Operating Agreement of Doraville Transfer Station, LLC, dated October 6, 2003, by Federal Road, LLC, as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc.

53.	The Operating Agreement of Eagle Point Landfill, LLC, dated September 21, 2006, by Advanced Disposal Services, Inc., as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc.

54.	The Operating Agreement of Firetower Landfill, LLC (under the name Advanced Disposal Services Mississippi, LLC), dated September 30, 2005, by Advanced Disposal Services, Inc., as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc., as further amended by the Omnibus Amendment to Operating Agreements, dated as of September 11, 2013.

55.	The Operating Agreement of Hall County Transfer Station, LLC, dated April 7, 2008, by Eagle Point Landfill, LLC, as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc., as such Omnibus Amendment was joined by Eagle Point Landfill, LLC on September 11, 2013 pursuant to that certain Joinder to Omnibus Amendment to Operating Agreements dated February 2010.

56.	The Operating Agreement of Middleton, LLC, dated January 14, 2011, by Advanced Disposal Services, Inc.

57.	The Second Amended and Restated Limited Liability Company Agreement of Mostoller Landfill, LLC, dated January 29, 2006, by NEWS PA Holdings, Inc.

58.	The Operating Agreement of Nassau County Landfill, LLC, dated March 1, 2004, by Advanced Disposal Services, Inc., as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc.

59.	The Operating Agreement of Old Kings Road, LLC, dated February 17, 2006, by Advanced Disposal Services, Inc., as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc.

60.	The Operating Agreement of Old Kings Road Solid Waste, LLC, dated May 22, 2006, by Old Kings Road, LLC, as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc., as such Omnibus Amendment was joined by Old Kings Road, LLC on September 11, 2013 pursuant to that certain Joinder to Omnibus Amendment to Operating Agreements dated February 2010.

61.	The Second Amended and Restated Limited Liability Company Agreement of Oxford Transfer Station, LLC, dated January 29, 2006, by NEWS MA Holdings, Inc.

62.	The Second Amended and Restated Limited Liability Company Agreement of South Hadley Landfill, LLC, dated January 29, 2006, by NEWS MA Holdings, Inc.

63.	The Amended and Restated Operating Agreement of Stone’s Throw Landfill, LLC (under the name Sunflower Landfill, LLC), dated November 5, 2001, by Advanced Disposal Services Alabama, LLC, as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc., as further amended by the Omnibus Amendment to Operating Agreements, dated as of September 11, 2013.

64.	The Operating Agreement of Turkey Trot Landfill, LLC, dated February 23, 2007, by Advanced Disposal Services, Inc., as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc.

65.	The Operating Agreement of Welcome All Transfer Station, LLC, dated March 1, 2002, by Federal Road, LLC, as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc.

66.	The Operating Agreement of Wolf Creek Landfill, LLC (under the name Advanced Disposal Services—TWC Landfill, LLC), dated May 17, 2005, by Advanced Disposal Services, Inc. , as amended by the Omnibus Amendment to Operating Agreements, dated February 2010, by Advanced Disposal Services, Inc., as further amended by the Omnibus Amendment to Operating Agreements, dated as of September 11, 2013.

67.	The Second Amended and Restated Limited Liability Company Agreement of WSI Sandy Run Landfill, LLC, dated January 29, 2006, by NEWS PA Holdings, Inc.